                                                                   Exhibit 10.11

            [LETTERHEAD OF MITRANI, RYNOR, ADAMSKY & MACAULAY, P.A.]

                                 April 26, 2002

By Fax
------

Dennis J. Olle
Adorno & Zeder
2601 South Baysore Drive
Miami, Florida  33133

         Re:  Agreement and Plan of Merger Dated as of November 26, 2001,
              Among Phoenix Group of Florida, Inc., Phoenix Acquisition Corp., William A. Wilkerson and BCT International, Inc. (the "Agreement")



Dear Dennis:

In response to your letter to me dated April 19, 2002, in connection with the above-captioned Agreement, I hereby confirm on behalf of BCT International, Inc. ("BCTI") that BCTI, through its board of directors, has consented to terminating the Agreement (other than the provisions governing termination and expenses contained in sections 7.2 and 7.3 thereof) by mutual agreement of the parties.

                                           Sincerely,

                                           /s/ Robert B. Macaulay
                                           Robert B. Macaulay


RBM:hcw

c:  Jeff Hewson
    Joseph Greenberg

                                                                   Exhibit 10.11

                  [Letterhead of ADORNO & ZEDER Appears Here]

                                 April 19, 2002

Via Facsimile - (305) 358-0550
-------------------------------

Robert B. Macaulay, Esq.
Mitrani Rynor Adamsky Macaulay & Zorilla
One Southeast Third Avenue - Suite 2200
Miami, Florida 33131

        Re: Agreement and Plan of Merger, dated as of November 26, 2001 among Phoenix Group of Florida, Inc., Phoenix Acquisition Corp., William A. Wilkerson and BCT International, Inc. (the "Agreement")

Dear Bob:

        As we have discussed, it will not be possible for the parties to the Agreement to consummate the Agreement in accordance with its terms. Therefore, please confirm the consent of BCT International, Inc. to terminate the Agreement (other than the provisions governing termination and expenses contained in Sections 7.2 and 7.3 thereof) by mutual agreement of the parties. By this letter, we confirm on behalf on Phoenix Group of Florida, Inc., Phoenix Acquisition Corp. and William A. Wilkerson their agreement to do so.

                                        Very truly yours,

                                        /s/ Dennis J. Olle

                                        Dennis J. Olle


cc: William A. Wilkerson